                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                 FORM 8-K/A
                                AMENDMENT TO
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------

                              Amendment No. 1


    Date of Report (Date of Earliest Event Reported):  October 27, 1995


                      FIRSTCITY FINANCIAL CORPORATION
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

            1-7614                                     76-0243729
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

             6400 Imperial Drive
                 Waco, Texas                                   76712
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (817) 751-1750
---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     INFORMATION TO BE INCLUDED IN THE REPORT

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
              ---------------------------------------------

          The Joint Plan of Reorganization by First City Bancorporation of Texas, Inc., Official Committee of Equity Security Holders, and J-Hawk Corporation, with the Participation of Cargill Financial Services Corporation, Under Chapter 11 of the United States Bankruptcy Code, Case No. 392-39474-HCA-11 (the "Plan"), became effective on July 3, 1995 (the "Effective Date"). Pursuant to the Plan, and an Agreement and Plan of Merger, dated as of July 3, 1995, between First City Bancorporation of Texas, Inc., a Delaware corporation (the "Debtor"), and J-Hawk Corporation, a Texas corporation ("J-Hawk"), on July 3, 1995, J-Hawk was merged (the "Merger") with and into the Debtor. Pursuant to the Merger, among other things, the name of the Debtor was changed to FirstCity Financial Corporation ("FirstCity").

          On October 27, 1995, FirstCity engaged KPMG Peat Marwick LLP ("Peat Marwick") to serve as its independent accountants, such engagement to be effective as of and for the year ending December 31, 1995. The engagement of Peat Marwick was recommended by the Audit Committee of FirstCity's Board of Directors and was approved by such Board on October 27, 1995.

          During the Debtor's two most recent fiscal years prior to the Effective Date, no audited financial statements of the Debtor were prepared, and therefore no report on such financial statements was prepared. Prior thereto, Arthur Andersen & Co. L.L.P. served as the Debtor's independent accountants.

          Prior to the Merger, Jaynes, Reitmeier, Boyd & Therrell, P.C. ("Jaynes Reitmeier") served as J-Hawk's independent accountants. Jaynes Reitmeier's accountant's report with respect to the J-Hawk annual financial statements for the last two years did not contain an adverse opinion, disclaimer or qualification. During such period, Jaynes Reitmeier and J-Hawk had no disagreements regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of the type referred to in items 304(a)(1)(iv) of Regulation S-K, and no reportable event described in
     Item 304(a)(1)(v) of Regulation S-K occurred.

          In connection with the Merger, representatives of J-Hawk consulted with Peat Marwick regarding the appropriate financial statement and accounting disclosure with respect to the Merger and for FirstCity following the Merger. After discussions with Peat Marwick and the Securities and Exchange Commission, FirstCity determined that its historical financial statements prior to the date of the Merger should reflect the financial position and results of operations of J-Hawk (as more fully set forth in FirstCity's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995).

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

          (c)  Exhibits.

               Exhibit 16.1        Letter of Jaynes, Reitmeier, Boyd &
                                   Therrell, P.C.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRSTCITY FINANCIAL CORPORATION


                                        /s/ Gary H. Miller
                                        ------------------------------
                                        Name:  Gary H. Miller
                                        Title: Senior Vice President
                                               and Controller


     Date:  November 8, 1995

                                  EXHIBIT INDEX

     Exhibit        Description
     -------        -----------
      16.1          Letter of Jaynes, Reitmeier, Boyd & Therrell, P.C.

































































     HOFS02...:\92\54892\0003\2236\FRM0305M.03A